UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 25, 2011

HF FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South Main Avenue Sioux Falls, SD (Address of principal executive offices)	57104 (Zip Code)

(605) 333-7556

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

HF Financial Corp. (the “Company”) is filing this Amendment No. 1 to Form 8-K to amend the Company’s report on Form 8-K filed yesterday, July 25 (the “Original Form 8-K”) in order to correct a typographical error in the press release attached thereto within the table entitled “Average Balances, Interest Yields and Rates” for the three months ended June 30, 2011 and March 31, 2011. The typographical error was under the line item “Total interest-bearing liabilities—Other liabilities” and flowed through to the line item “Total liabilities and equity.” The corrected table is attached hereto as Exhibit 99.1. There are no other changes to the information contained in the Original Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K, including the Exhibit 99.1, which is incorporated herein by reference, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference in to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits:

99.1         Corrected Table: Average Balances, Interest Yields and Rates for the Three Months Ended June 30, 2011 and March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF Financial Corp
(Registrant)

Date: July 26, 2011	By:	/s/ Curtis L. Hage
Curtis L. Hage, Chairman, President
and Chief Executive Officer
(Duly Authorized Officer)

Date: July 26, 2011	By:	/s/ Brent R. Olthoff
Brent R. Olthoff, Senior Vice President,
Chief Financial Officer, and Treasurer
(Principal Financial Officer)